Exhibit 99.3
Amended and Restated
Committed Line Of Credit Note
(LIBOR)

$200,000,000	July 9, 2015

FOR VALUE RECEIVED, HEALTHCARE SERVICES GROUP, INC., HUNTINGDON HOLDINGS, INC., HCSG STAFF LEASING SOLUTIONS, LLC, HCSG LABOR SUPPLY, LLC, HCSG EAST, LLC, HCSG CENTRAL, LLC and HCSG WEST, LLC (individually and collectively, the “Borrower”), with an address at 3220 Tillman Drive, Glenview Corporate Center, Suite 300, Bensalem, PA 19020, jointly and severally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Bank”), in lawful money of the United States of America in immediately available funds at its offices located at 1600 Market Street, Philadelphia, PA 19103, or at such other location as the Bank may designate from time to time, the principal sum of TWO HUNDRED MILLION AND 00/100 DOLLARS ($200,000,000.00) (the “Facility”) or such lesser amount as may be advanced to or for the benefit of the Borrower hereunder, together with interest accruing on the outstanding principal balance from the date hereof, all as provided below.

1.      Advances. The Borrower may request advances, repay and request additional advances hereunder until the Expiration Date, subject to the terms and conditions of this Note and the Loan Documents (as hereinafter defined). The “Expiration Date” shall mean December 18, 2018, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Facility or this Note beyond the Expiration Date. The Borrower may request advances hereunder upon giving oral or written notice to the Bank by 11:00 a.m. (Philadelphia, Pennsylvania time) three (3) Business Days prior to the proposed advance, followed promptly thereafter by the Borrower’s written confirmation to the Bank of any oral notice. The aggregate unpaid principal amount of advances under this Note shall not exceed the Maximum Amount.

2.    Rate of Interest.  Except as otherwise provided herein, all advances outstanding under this Note will bear interest at a rate per annum equal to (A) LIBOR plus (B) seventy-five (75) basis points (0.75%) (the “LIBOR Rate”), for the LIBOR Interest Period.

For purposes hereof, the following terms shall have the following meanings:

“Base Rate” shall mean the higher of (i) the Prime Rate, and (ii) the sum of the Federal Funds Open Rate plus fifty (50) basis points (0.50%). If and when the Base Rate (or any component thereof) changes, the rate of interest with respect to any amounts hereunder to which the Base Rate applies will change automatically without notice to the Borrower, effective on the date of any such change. There are no required minimum interest periods for amounts bearing interest at the Base Rate.

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in Philadelphia, Pennsylvania.

“Federal Funds Open Rate” shall mean, for any day, the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Bank (an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Bank at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Federal Funds Open Rate without notice to the Borrower.

“LIBOR” shall mean, with respect to the LIBOR Rate for the applicable LIBOR Interest Period, the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/16th of 1%) (i) the rate of interest determined by the Bank in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the eurodollar rate two (2) Business Days prior to the first day of such LIBOR Interest Period for an amount comparable to such advance and having a borrowing date and a maturity comparable to such LIBOR Interest Period by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage.

“LIBOR Interest Period” shall mean, with respect to the LIBOR Rate, the period of one (1) month as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, commencing on the date of disbursement of an advance (or the date of conversion of advances (a) from one LIBOR Interest Period to another or (b) to the LIBOR Rate, in the event that such advances bear interest at the Base Rate (as hereinafter defined) as a result of any of the circumstances as set forth herein which give rise to the suspension of the LIBOR Rate) and each successive period selected by the Borrower thereafter; provided that, (i) if a LIBOR Interest Period would end on a day which is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the LIBOR Interest Period shall end on the next preceding Business Day, (ii) the Borrower may not select a LIBOR Interest Period that would end on a day after the Expiration Date, and (iii) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the last calendar month of such LIBOR Interest Period) shall end on the last Business Day of the last calendar month of such LIBOR Interest Period.

“LIBOR Reserve Percentage” shall mean the maximum effective per-centage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergen-cy reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities”).

“Prime Rate” shall mean the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers. The Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers.

LIBOR shall be adjusted on and as of the effective date of any change in the LIBOR Reserve Percentage. The Bank shall give prompt notice to the Borrower of LIBOR as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

If the Bank determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining LIBOR, then the Bank shall give notice thereof to the Borrower. Thereafter, until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of the LIBOR Rate shall be suspended, and (b) the interest rate for all advances then bearing interest at the LIBOR Rate shall be converted at the expiration of the then current LIBOR Interest Period(s) to a fluctuating per annum rate of interest equal to the Base Rate.

In addition, if, after the date of this Note, the Bank shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to make or maintain or fund loans based on LIBOR, the Bank shall notify the Borrower. Upon receipt of such notice, until the Bank notifies the Borrower that the circumstances giving rise to such determination no longer apply, (a) the availability of the LIBOR Rate shall be suspended, and (b) the interest rate on all advances then bearing interest at the LIBOR Rate shall be converted to the Base Rate either (i) on the last day of the then current LIBOR Interest Period(s) if the Bank may lawfully continue to maintain advances based on LIBOR to such day, or (ii) immediately if the Bank may not lawfully continue to maintain advances based on LIBOR.

3.    Advance Procedures. A request for advance made by telephone must be promptly confirmed in writing by such method as the Bank may require. The Borrower authorizes the Bank to accept telephonic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) which may arise or be created by the acceptance of such telephone requests or making such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, the interest rate and interest period applicable thereto, as well as the date and amount of each payment.

4.      Payment Terms. The Borrower shall pay accrued interest on the unpaid principal balance of this Note in arrears: (a) for advances bearing interest at the LIBOR Rate, on the last day of the respective LIBOR Interest Period for such advance, (b) for advances bearing interest at the Base Rate, on the first day of each month during the term hereof, and (c) for all advances, at maturity, whether by acceleration of this Note or otherwise, and after maturity, on demand until paid in full. All outstanding principal and accrued interest hereunder shall be due and payable in full on the Expiration Date. In addition, if at any time the outstanding balance of this Note exceeds the Maximum Amount of the Facility in effect on such date, the Borrower shall immediately be required to repay the principal by the amount necessary to reduce the outstanding principal balance to such Maximum Amount.

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank’s office indicated above is located, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment. The Borrower hereby authorizes the Bank to charge the Borrower’s deposit account at the Bank for any payment when due hereunder. Payments received will be applied to charges, fees and expenses (including attorneys’ fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

5.    Late Payments; Default Rate. If the Borrower fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within fifteen (15) calendar days of the date due and payable, the Borrower also shall pay to the Bank a late charge equal to the lesser of five percent (5%) of the amount of such payment or $100.00 (the “Late Charge”). Such fifteen (15) day period shall not be construed in any way to extend the due date of any such payment. Upon maturity, whether by acceleration, demand or otherwise, and at the Bank’s option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, each advance outstanding under this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) which shall be three percentage points (3%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the “Default Rate”). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default Rate are imposed as liquidated damages for the purposes of defraying the Bank’s expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Bank’s exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Bank may employ. In addition, the Default Rate reflects the increased credit risk to the Bank of carrying a loan that is in default. The Borrower agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by the Bank, and that the actual harm incurred by the Bank cannot be estimated with certainty and without difficulty.

6.    Prepayment. The Borrower shall have the right to prepay any advance hereunder at any time and from time to time, in whole or in part; subject, however, to payment of any break funding indemnification amounts owing pursuant to paragraph 8 below.

7.    Increased Costs; Yield Protection. On written demand, together with written evidence of the justification therefor, the Borrower agrees to pay the Bank all direct costs incurred, any losses suffered or payments made by the Bank as a result of any Change in Law (hereinafter defined), imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets relative to the Facility. “Change in Law” means the occurrence, after the date of this Note, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any governmental authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any governmental authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

8.    Break Funding Indemnification. The Borrower agrees to indemnify the Bank against any liabilities, losses or expenses (including, without limitation, loss of margin, any loss or expense sustained or incurred in liquidating or employing deposits from third parties, and any loss or expense incurred in connection with funds acquired to effect, fund or maintain any advance (or any part thereof) bearing interest based on LIBOR) which the Bank sustains or incurs as a consequence of either (i) the Borrower’s failure to make a payment on the due date thereof, (ii) the Borrower’s revocation (expressly, by later inconsistent notices or otherwise) in whole or in part of any notice given to Bank to request, convert, renew or prepay any advance bearing interest based on LIBOR, or (iii) the Borrower’s payment or prepayment (whether voluntary, after acceleration of the maturity of this Note or otherwise) or conversion of any advance bearing interest based on LIBOR on a day other than the regularly scheduled due date therefor. A notice as to any amounts payable pursuant to this paragraph given to the Borrower by the Bank shall, in the absence of manifest error, be conclusive and shall be payable upon demand. The Borrower’s indemnification obligations hereunder shall survive the payment in full of the advances and all other amounts payable hereunder.

9.    Other Loan Documents. This Note is issued in connection with an Amended and Restated Loan Agreement between the Borrower and the Bank, dated December 18, 2013, as amended, and the other agreements and documents executed and/or delivered in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the “Loan Documents”), and is secured by the property (if any) described in the Loan Documents and by such other collateral as previously may have been or may in the future be granted to the Bank to secure this Note.

10.    Events of Default. The occurrence of any of the following events will be deemed to be an “Event of Default” under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or any default and the lapse of any notice or cure period, or any Obligor’s failure to observe or perform any covenant or other agreement, under or contained in any Loan Document or any other document now or in the future evidencing or securing any debt, liability or obligation of any Obligor to the Bank; provided, however, that, no such failure to observe or perform any such covenant or other agreement (excluding financial covenants, financial reporting covenants, and negative covenants) shall constitute an Event of Default unless such failure continues for a period of 30 days after the earlier to occur of (a) the date when any Obligor becomes aware of such failure and (b) the date when the Bank gives written notice to the Borrower of such failure; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Obligor, such proceeding is not dismissed or stayed within 60 days of the commencement thereof, provided that the Bank shall not be obligated to advance additional funds hereunder during such period); (iv) any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (v) a default with respect to any other indebtedness of any Obligor for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Bank; (vii) the entry of a final judgment against any Obligor and the failure of such Obligor to discharge the judgment within ten (10) days of the entry thereof; (viii) any material adverse change in any Obligor’s business, assets, operations, financial condition or results of operations; (ix) any Obligor ceases doing business as a going concern; (x) any representation or warranty made by any Obligor to the Bank in any Loan Document or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material respect when made or when deemed made; (xi) if this Note or any guarantee executed by any Obligor is secured, the failure of any Obligor to provide the Bank with additional collateral if in the Bank’s opinion at any time or times, the market value of any of the collateral securing this Note or any guarantee has depreciated below that required pursuant to the Loan Documents or, if no specific value is so required, then in an amount deemed material by the Bank; (xii) the revocation or attempted revocation, in whole or in part, of any guarantee by any Obligor; or (xiii) the death, incarceration, indictment or legal incompetency of any individual Obligor or, if any Obligor is a partnership or limited liability company, the death, incarceration, indictment or legal incompetency of any individual general partner or member. As used herein, the term “Obligor” means any Borrower and any guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Borrower’s obligations to the Bank existing on the date of this Note or arising in the future.

Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Bank’s option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) at the Bank’s option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.

11.    Right of Setoff. In addition to all liens upon and rights of setoff against the Borrower’s money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Borrower’s obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby grants the Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank, all of the Borrower’s right, title and interest in and to, all of the Borrower’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

12.    Anti-Money Laundering/International Trade Law Compliance. The Borrower represents and warrants to the Bank, as of the date of this Note, the date of each advance of proceeds under the Facility, the date of any renewal, extension or modification of the Facility, and at all times until the Facility has been terminated and all amounts thereunder have been indefeasibly paid in full, that: (a) no Covered Entity (i) is a Sanctioned Person; (ii) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any law, regulation, order or directive enforced by any Compliance Authority; (b) the proceeds of the Facility will not be used to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any law, regulation, order or directive enforced by any Compliance Authority; (c) the funds used to repay the Facility are not derived from any unlawful activity; and (d) each Covered Entity is in compliance with, and no Covered Entity engages in any dealings or transactions prohibited by, any laws of the United States, including but not limited to any Anti-Terrorism Laws. Borrower covenants and agrees that it shall immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event.

As used herein: “Anti-Terrorism Laws” means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, or bribery, all as amended, supplemented or replaced from time to time; “Compliance Authority” means each and all of the (a) U.S. Treasury Department/Office of Foreign Assets Control, (b) U.S. Treasury Department/Financial Crimes Enforcement Network, (c) U.S. State Department/Directorate of Defense Trade Controls, (d) U.S. Commerce Department/Bureau of Industry and Security, (e) U.S. Internal Revenue Service, (f) U.S. Justice Department, and (g) U.S. Securities and Exchange Commission; “Covered Entity” means the Borrower, its affiliates and subsidiaries, all guarantors, pledgors of collateral, all owners of the foregoing, and all brokers or other agents of the Borrower acting in any capacity in connection with the Facility; “Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is indicted, arraigned, investigated or custodially detained, or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or self-discovers facts or circumstances implicating any aspect of its operations with the actual or possible violation of any Anti-Terrorism Law; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any order or directive of any Compliance Authority or otherwise subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

13.    Indemnity. The Borrower agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefore (but specifically excluding fees and costs of internal counsel) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Borrower), in connection with or arising out of or relating to the matters referred to in this Note or in the other Loan Documents or the use of any advance hereunder, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Borrower, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Note, payment of any advance hereunder and the assignment of any rights hereunder. The Borrower may participate at its expense in the defense of any such action or claim.

14.    Miscellaneous.    All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as may be agreed otherwise above with respect to borrowing requests) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this paragraph. No delay or omission on the Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank’s action or inaction impair any such right or power. The Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Note will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank’s counsel. If any provision of this Note is found to be invalid, illegal or unenforceable in any respect by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Bank’s written consent and the Bank at any time may assign this Note in whole or in part.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated above is located. This Note will be interpreted and the rights and liabilities of the Bank and the Borrower determined in accordance with the laws of the State where the Bank’s office indicated above is located, excluding its conflict of laws rules. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank’s office indicated above is located; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

15.    Commercial Purpose. The Borrower represents that the indebtedness evidenced by this Note is being incurred by the Borrower solely for the purpose of acquiring or carrying on a business, professional or commercial activity, and not for personal, family or household purposes.

16.    USA PATRIOT Act Notice. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each Borrower that opens an account. What this means: when the Borrower opens an account, the Bank will ask for the business name, business address, taxpayer identifying number and other information that will allow the Bank to identify the Borrower, such as organizational documents. For some businesses and organizations, the Bank may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.

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17. Amendment and Restatement. This Note amends and restates, and is in substitution for, that certain Amended and Restated Committed Line of Credit Note in the original principal amount of $125,000,000.00 payable to the order of the Bank and dated December 18, 2013 (the "Existing Note"). However, without duplication, this Note shall in no way extinguish, cancel or satisfy Borrower’s unconditional obligation to repay all indebtedness evidenced by the Existing Note or constitute a novation of the Existing Note. Nothing herein is intended to extinguish, cancel or impair the lien priority or effect of any security agreement, pledge agreement or mortgage with respect to any Obligor’s obligations hereunder and under any other document relating hereto.

18. WAIVER OF JURY TRIAL. The Borrower irrevocably waives any and all rights the Borrower may have to a trial by jury in any action, proceeding or claim of any nature relating to this Note, any documents executed in connection with this Note or any transaction contemplated in any of such documents. The Borrower acknowledges that the foregoing waiver is knowing and voluntary.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:		HEALTHCARE SERVICES GROUP, INC.

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

HUNTINGDON HOLDINGS, INC.

/s/ Michael Harrity		By:	/s/ John C. Shea
(SEAL)
Print Name:	Michael Harrity	Print Name:	John C. Shea
Title:	Treasurer	Title:	President
(Include title only if an officer of entity signing to the right)

HCSG STAFF LEASING SOLUTIONS, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

(SIGNATURES CONTINUED FROM PREVIOUS PAGE)

HCSG LABOR SUPPLY, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

HCSG EAST, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

HCSG CENTRAL, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

HCSG WEST, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

8